Falcon Focus SCV Fund Class A: FFOCX Class I: FALCX
Summary Prospectus	August 14, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.falconcm.com/mutual-fund/. You may also obtain this information at no cost by calling 1-855-55FALCX (1-855-553-2529) or by sending an e-mail request to info@falconcm.com.  The Fund's Prospectus and Statement of Additional Information, both dated August 11, 2015, (as each may be further amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Falcon Focus SCV Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "YOUR ACCOUNT WITH THE FUND - Class A Shares" on page 17 of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.95%		0.95%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses[1]		0.86%		0.86%
Shareholder service fee	0.15%		0.15%
All other expenses	0.71%		0.71%
Total annual fund operating expenses		2.06%		1.81%
Fees waived and/or expenses reimbursed[2]		(0.56%)		(0.56%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.50%		1.25%

[1]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Class A Shares and Class I Shares of the Fund, respectively. This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

SUMMARY SECTION

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$694	$1,109
Class I Shares	$127	$515

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies.  The Fund’s advisor considers small capitalization companies to be companies with market capitalizations that fall within the range of companies in the Russell 2000 Value Index at the time of investment.  As of May 29, 2015, the market capitalizations of companies included in the Russell 2000 Value Index were between $177 million and $4.3 billion.  Because small capitalization companies are defined by the Fund’s advisor with reference to an index, the range of market capitalizations of companies in which the Fund invests may vary with market conditions as the market capitalizations of companies included in the Russell 2000 Value Index change.  In addition, because the Fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations outside the range of the Russell 2000 Value Index at any given time.

The Fund’s advisor uses a bottom-up approach to construct the Fund’s portfolio, which is typically spread across many economic sectors. While the Fund does not have targeted industry exposures, the Fund’s advisor generally limits the exposure in each sector to a minimum of zero and a maximum of three times the exposure of that sector as represented in the Russell 2000 Value Index, the Fund’s benchmark index. The Fund’s investments will be focused on between 20 and 30 equity positions that are primarily traded on U.S. exchanges.  The Fund’s advisor anticipates a turnover rate of 30-40% of the average value of its portfolio.

The Fund’s advisor believes that returns in excess of general market returns can be achieved by actively managing the Fund’s investment portfolio. The Fund’s advisor invests the Fund’s assets opportunistically based on market information and seeks maximum capital appreciation primarily through investing in stocks trading at significant discounts to the advisor’s estimate of true worth. The advisor employs an approach that is based on in-depth, original research and is directed by the following investment guidelines:

1)	Value is a prerequisite to consideration for investment by the Fund.
2)	Original, in-depth, fundamental research yields proprietary insight.
3)	Insight yields differentiated value judgments regarding a company’s “true worth” (value) relative to the market price of the stock..
4)	Invest at significant discounts to “true worth.”
5)	Wait for the gap between market price and “true worth” to close and consider selling the stock as the true worth is recognized by the market.

Using this approach, the Fund’s advisor seeks to find value in small capitalization stocks that is unrecognized by the general market.

Typically, the Fund invests in stocks of companies possessing: 1) a high expected annual investment return, 2) expectations of high future returns on capital, 3) effective managerial leadership, and 4) a viable valuation catalyst (e.g., a change in management, sale of a poorly performing division, or consolidation of distribution facilities), typically within a two- to four-year timeframe. The Fund’s advisor weights the Fund’s holdings based on the advisor’s estimate of each company’s expected return and risk in combination with the strength of the advisor’s conviction in the attractiveness of the investment.

The Fund’s advisor generally sells a security when one or more of the following occurs, among other reasons: 1) the investment’s expected annual return drops below a predetermined target return; 2) the investment thesis is no longer relevant; 3) the catalyst for value recognition is impaired; 4) the advisor identifies more attractive investment opportunities for the Fund (in which case the least attractive stock in the portfolio is sold); or 5) the Fund requires cash to meet redemption requests.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-cap company risk.  The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-oriented investment strategies risk.  Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.  In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.  Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Management and strategy risk.  The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.  Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Non-diversification risk.  The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

No operating history.  The Fund is newly organized and has no operating history.  As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance
The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Falcon Capital Management, LLC (“FCM” or the “Advisor”).

Portfolio Manager
Kevin E. Silverman, CFA, Co-Founder and Chief Investment Officer of FCM, has been primarily responsible for the day-to-day management of the Fund’s portfolio since its inception in August 2015.

Purchase and Sale of Fund Shares
Currently, Class A Shares are not available for purchase. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$500	$100
Automatic Investment Plan	$500	$100
Gift Account For Minors	$500	$100
Class I Shares
Direct Regular Accounts	$10,000	$100
Direct Retirement Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Gift Account For Minors	$5,000	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.